Short Term Investments	12 Months Ended
Dec. 31, 2018
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Short Term Investments

NOTE 12: SHORT-TERM INVESTMENTS

(€’000)	As at 31 December,
	2018	2017
Short-term cash deposits	8,559	10,653
Investment in equity securities	639	—

Total	9,197	10,653

Amounts recorded as short-term investments correspond to short-term cash deposits with fixed interest rates. Short-term deposits are made for variable periods (from 1 to 12 months) depending on the short-term cash requirements of the Group. Interest is calculated at the respective short-term deposit rates.

Mesoblast equity shares received in settlement of the upfront payment for the C-CathEZ licensing agreement (see disclosure note 24) are measured at fair value through profit or loss. The fair value of these listed securities is based on public market prices. Accordingly, their carrying value has been marked-to-market value at 2018 year-end.